Exhibit 99.906 CERT

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Mebane Faber, the President of the Cambria ETF Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended April 30, 2021, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 2, 2021

/s/ Mebane Faber
Mebane Faber
President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Erich Rettinger, the Principal Financial Officer of the Cambria ETF Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended April 30, 2021, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 2, 2021

/s/ Erich Rettinger
Erich Rettinger
Principal Financial Officer